EXHIBIT 99.2

                            Agreement of Joint Filing

            Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

            IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: May 25, 2004

                                        MM COMPANIES, INC.

                                        By /s/ Seymour Holtzman
                                           -------------------------------------
                                         Name:  Seymour Holtzman
                                         Title: Chairmain of the Board


                                        BARINGTON COMPANIES EQUITY PARTNERS,
                                        L.P.

                                        By: Barington Companies Investors, LLC,
                                            its general partner

                                        By /s/ James Mitarotonda
                                           -------------------------------------
                                         Name:  James Mitarotonda
                                         Title: Manager


                                        RAMIUS SECURITIES, LLC

                                        By: Ramius Capital Group, LLC, its
                                            managing member

                                        By /s/ Peter A. Cohen
                                           -------------------------------------
                                         Name:  Peter A. Cohen
                                         Title: Manager


                                        BARINGTON CAPITAL GROUP, L.P.

                                        By: LNA Capital Corp., its General
                                            Partner

                                        By /s/ James Mitarotonda
                                           -------------------------------------
                                         Name:  James Mitarotonda
                                         Title: President and Chief Executive
                                                Officer

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                                        STARBOARD VALUE & OPPORTUNITY FUND, LLC

                                        By: Admiral Advisors, LLC, its Managing
                                            Member

                                        By: Ramius Capital Group, LLC, its
                                            managing member

                                        By /s/ Jeffrey M. Solomon
                                           -------------------------------------
                                         Name:  Jeffrey M. Solomon
                                         Title: Authorized Signatory